Exhibit 1

                        AGREEMENT OF LIRAZ SYSTEMS LTD.,
                            LIRAZ EXPORT (1990) LTD.
                                 AND ARIE KILMAN

                            Pursuant to Rule 13d-1(k)

     The undersigned hereby agree that the Statement on Schedule 13D to which this Agreement is annexed as Exhibit 1 may be filed by Liraz Systems Ltd. on behalf of each of them in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Dated: March 9, 1999

                                                LIRAZ SYSTEMS LTD.


                                                By:    /s/  Arie Kilman
                                                   --------------------------
                                                       Arie Kilman
                                                       President


                                                LIRAZ EXPORT (1990) LTD.


                                                By:    /s/   Arie Kilman
                                                   ---------------------------
                                                       Arie Kilman
                                                       President


                                                      /s/  Arie Kilman
                                                   ---------------------------
                                                   Arie Kilman